UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 1, 2010 (June 1, 2010)
Date of Report (Date of earliest event reported)

SPECTRUM BRANDS, INC.

 (Exact name of registrant as specified in its charter)

Delaware	001-13615	22-2423556
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
601 Rayovac Drive Madison, Wisconsin	53711
(Address of Principal Executive Offices)	(Zip Code)

(608) 275-3340
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⊠ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On June 1, 2010, Spectrum Brands, Inc. (“Spectrum”) issued a press release announcing that in connection with Spectrum’s proposed business combination with Russell Hobbs, Inc. (“Russell Hobbs”), Spectrum intends to commence an offering of $500 million aggregate principal amount of senior secured notes due 2018.  A copy of the press release is furnished hereto as Exhibit 99.1.

IMPORTANT ADDITIONAL INFORMATION TO BE FILED WITH THE SEC

This communication is being made in respect of the proposed business combination involving Spectrum and Russell Hobbs. In connection with the proposed merger transaction, Spectrum Brands Holdings, Inc. (“SB Holdings”) has filed with the SEC a Registration Statement on Form S-4 that includes the proxy statement of Spectrum and that also constitutes a prospectus of SB Holdings. On or around May 12, 2010, Spectrum began mailing the definitive joint proxy statement/prospectus to its stockholders of record as of the close of business on May 5, 2010. INVESTORS AND SECURITY HOLDERS OF SPECTRUM ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders can obtain free copies of the Registration Statement and definitive joint proxy statement/prospectus and other documents filed with the SEC by Spectrum through the web site maintained by the SEC at www.sec.gov. Free copies of the Registration Statement and definitive joint proxy statement/prospectus and other documents filed with the SEC can also be obtained on Spectrum’s website at www.spectrumbrands.com.

PROXY SOLICITATION

Spectrum, Russell Hobbs and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Spectrum and Russell Hobbs stockholders in favor of the acquisition. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Spectrum and Russell Hobbs stockholders in connection with the proposed acquisition is set forth in the definitive joint proxy statement/prospectus filed with the SEC. You can find information about Spectrum’s executive officers and directors in its annual report on Form 10-K filed with the SEC on December 29, 2009. You can obtain free copies of these documents from Spectrum in the manner set forth above.

Item 9.01		Financial Statements and Exhibits

	(a)	Not applicable.

	(b)	Not applicable.

	(c)	Not applicable.

	(d)	Exhibits.

		Exhibit No.	Description

		99.1	Press release dated June 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 1, 2010	SPECTRUM BRANDS, INC.

	By:	/s/	Anthony L. Genito
		Name:	Anthony L. Genito
		Title:	Executive Vice President,
Chief Financial Officer and
Chief Accounting Officer